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                                                                     EXHIBIT 3.2

                           FIFTH AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            ZIFF DAVIS HOLDINGS INC.

                                   ARTICLE ONE

          The name of the Corporation is:

                            Ziff Davis Holdings Inc.

                                   ARTICLE TWO

     The address of the Corporation's registered office in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent, 19901. The name of its registered agent at such address is National Registered Agents, Inc.

                                  ARTICLE THREE

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE FOUR

                              A. AUTHORIZED SHARES

     The total number of shares of capital stock which the Corporation has authority to issue is 100,710,000 shares, consisting of:

     (i) 400,000 shares of Series A Preferred Stock, par value $.01 per share ("Series A Preferred");

     (ii) 142,500 shares of Series B Preferred Stock, par value $.01 per share ("Series B Preferred");

     (iii) 7,500 shares of Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred");

     (iv) 100,000 shares of Series D Redeemable Preferred Stock, par value $.01 per share ("Series D Preferred");

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     (v) 30,000 shares of Series E Redeemable Preferred Stock, par value $.01 per share ("Series E Preferred");

     (vi) 30,000 shares of Series E-1 Preferred Stock, par value $.01 per share ("Series E-1 Preferred" and together with the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred, the "Preferred Stock"); and

     (vii) 100,000,000 shares of Common Stock, par value $.001 per share ("Common Stock").

         Immediately upon the effectiveness of this amendment and restatement of this Certificate of Incorporation (the "Effective Time"), each share of Common Stock outstanding at the Effective Time shall be, without further action by the Corporation or any holders thereof, changed into and reclassified into 1/30th of a share of Common Stock. Each certificate then outstanding representing shares of Common Stock shall automatically represent from and after the Effective Time that number of shares of Common Stock equal to the number of shares shown on the face of the certificate divided by 30.

                               B. PREFERRED STOCK

         There shall be designated six series of Preferred Stock of the
Corporation: Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred and Series E-1 Preferred. The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Preferred Stock are as set forth below.

I.   Series A Preferred.

         Section 1. Dividends.

     (a) General Obligation. When and as declared by the Corporation's Board of Directors and to the extent permitted under the General Corporation Law of Delaware and this Certificate of Incorporation, the Corporation shall, subject to Section VII below, pay preferential dividends in cash to the holders of the Series A Preferred as provided in this Section I.1. Dividends on each share of the Series A Preferred (a "Series A Preferred Share") shall accrue on a daily basis at the rate of 12% per annum of the sum of the Series A Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the initial date of issuance of any Series A Preferred Shares up to March 5, 2002. For all periods commencing March 6, 2002, dividends on each Series A Preferred Share shall accrue on a daily basis at the rate of 6.5% per annum of the sum of the Series A Liquidation Value thereof plus all accumulated and unpaid dividends thereon until the first to occur of (i) the date on which the Series A Liquidation Value of such Series A Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Series A Preferred Share by the Corporation (including without limitation if the redemption price is paid in shares of Common Stock, as contemplated by Section I.4(d) below), or
(ii) the date on which such Series A Preferred Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus


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or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that, subject to Section VII below, all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Securities. For all shares of Series A Preferred issued on or after the date on which the transactions contemplated by the Restructuring are consummated, the "date of issuance" will be the date on which the transactions contemplated by the Restructuring are consummated.

     (b) Dividend Reference Dates. To the extent not paid on March 31, June 30, September 30 and December 31 of each year, beginning June 30, 2000 (the "Series A Dividend Reference Dates"), all dividends which have accrued on each Series A Preferred Share outstanding during the three-month period (or other period in the case of the initial Series A Dividend Reference Date) ending upon each such Series A Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Series A Preferred Share until paid to the holder thereof.

     (c) Distribution of Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series A Preferred Shares held by each such holder.

         Section 2. Liquidation.

         Subject to Section VII below, upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series A Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Series A Liquidation Value of all Series A Preferred Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Series A Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series A Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section I.2, then the entire assets available to be distributed to the holders of Series A Preferred shall be distributed pro rata among such holders based upon the aggregate Series A Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred held by each such holder. Not less than 60 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Series A Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series A Preferred and the Common Stock in connection with such liquidation, dissolution or winding up.

         Section 3. Priority of Series A Preferred over Junior Securities on Dividends and Redemptions.

         So long as any Series A Preferred remains outstanding, without the prior written consent of Willis Stein and the holders of a majority of the outstanding shares of Series A Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or


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otherwise acquire directly or indirectly any Junior Securities, nor shall the
Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities; provided that the Corporation may repurchase shares of capital stock from present or former employees of the Corporation and its Subsidiaries in accordance with the arrangements and agreements which have been approved by the Corporation's Board of Directors.

         Section 4. Redemptions.

     (a) Scheduled Redemptions. The Corporation shall, subject to Section VII below, redeem all of the outstanding Series A Preferred Shares on March 31, 2010 (the "Series A Scheduled Redemption Date"), at a price per Series A Preferred Share equal to the Series A Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

     (b) Redemption Upon IPO. If an IPO is proposed to occur, the Corporation shall give written notice of such IPO describing in reasonable detail the material terms and date of consummation thereof to each holder of Series A Preferred not more than 45 days nor less than 20 days prior to the consummation of such IPO, and the Corporation shall give each holder of Series A Preferred prompt written notice of any material change in the terms or timing of such transaction. Willis Stein, collectively with the holder or holders of a majority of the Series A Preferred then outstanding, may elect, by written notice to the Corporation at any time prior to the consummation of the IPO, to cause the Corporation, simultaneously with the consummation of the IPO, to (i) subject to
Section VII below, redeem all or any portion (as specified by such holders) of the outstanding shares of Series A Preferred (plus all accrued and unpaid dividends thereon) in accordance with Section I.4(c), or (ii) convert all or any portion (as specified by such holders) of the outstanding shares of Series A Preferred (plus all accrued and unpaid dividends thereon) in accordance with
Section I.4(d).

     (c) Redemption Payments in Cash. For each Series A Preferred Share which is to be redeemed hereunder, the Corporation shall be obligated on the Series A Scheduled Redemption Date, or such other date on which shares of Series A Preferred are redeemed, to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series A Preferred Share) an amount equal to the Series A Liquidation Value of such Series A Preferred Share (plus all accrued and unpaid dividends thereon), which amount shall be payable in cash, except as otherwise contemplated by subparagraph (d) below. If the funds of the Corporation legally available for redemption of Series A Preferred Shares on the Series A Scheduled Redemption Date or such other date on which a redemption is to occur are insufficient to redeem the total number of Series A Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Series A Preferred Shares pro rata among the holders of the Series A Preferred Shares to be redeemed based upon the aggregate Series A Liquidation Value of such Series A Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Preferred Shares, such funds shall immediately be used to redeem the balance of the Series A Preferred Shares which the Corporation has become obligated to redeem on the Series A Scheduled Redemption Date or other date on which redemption is to occur but which it has not redeemed.


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     (d) Redemption Payments in Shares of Common Stock. If, in connection with any redemption of Series A Preferred Shares pursuant to subparagraph (b) above, Willis Stein, collectively with the holder or holders of a majority of the Series A Preferred then outstanding, requests that all or any portion of the Series A Preferred Shares otherwise redeemable for cash pursuant to subparagraph
(c) above shall instead be converted into shares of Common Stock, the Corporation shall, in lieu of paying such amount or designated portion in cash, issue to the holders of Series A Preferred Shares so converted a number of shares of Common Stock equal to the Series A Converted Redemption Amount divided by the IPO Price. Such issuance of Common Stock shall be deemed to have been effected as of the consummation of the IPO. In such event the Corporation shall deliver to the converting holder as soon as possible, and in any event within five (5) days, after consummation of the IPO and delivery to the Corporation of the certificates representing the Series A Preferred Shares so converted, a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified. The issuance of certificates for such shares of Common Stock shall be made without charge to the holders of such Series A Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon such a conversion of each Series A Preferred Share, the Corporation shall take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. If any Series A Preferred Shares are to be redeemed for cash or converted into shares of Common Stock, each form of such consideration shall be allocated and paid to holders of Series A Preferred Shares pro rata according to holdings of Series A Preferred Shares. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of Series A Preferred at the time of the consummation of an IPO, such number of shares of Common Stock issuable upon conversion of all outstanding Series A Preferred at the time of the consummation of an IPO. The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series A Preferred at the time of the consummation of an IPO.

     (e) Notice of Redemption or Conversion. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption or conversion of any Series A Preferred to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption or conversion is to be made. In case fewer than the total number of Series A Preferred Shares represented by any certificate are redeemed or converted, a new certificate representing the number of unredeemed Series A Preferred Shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed Series A Preferred Shares.


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     (f) Determination of the Number of Each Holder's Series A Preferred Shares
to be Redeemed or Converted. Except as otherwise provided herein, the number of Series A Preferred Shares to be redeemed from or converted by each holder thereof hereunder shall be the number of Series A Preferred Shares determined by multiplying the total number of Series A Preferred Shares to be redeemed or converted times a fraction, the numerator of which shall be the total number of Series A Preferred Shares then held by such holder and the denominator of which shall be the total number of Series A Preferred Shares then outstanding.

     (g) Dividends After Series A Scheduled Redemption or Conversion Date. No Series A Preferred Share shall be entitled to any dividends accruing after the date on which the Series A Liquidation Value of such Series A Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Series A Preferred Share or after such shares are converted. On such date, all rights of the holder of such Series A Preferred Share shall cease, and such Series A Preferred Share shall no longer be deemed to be issued and outstanding.

     (h) Redeemed, Converted or Otherwise Acquired Series A Preferred Shares. Any Series A Preferred Shares which are redeemed, converted or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

         Section 5. Voting Rights.

         Each holder of Series A Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings. Except as otherwise required by applicable law, each holder of shares of Series A Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the number obtained by taking (x) the aggregate Liquidation Value of the Series A Preferred Shares held by such holder at the record date for the determination of stockholders entitled to vote on such matter plus the aggregate amount of accrued and unpaid dividends thereon as of such date or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited and dividing it by (y) $7.50 (the "Series A Voting Denominator"). If the Corporation at any time after August 1, 2002 subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series A Voting Denominator in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time after August 1, 2002 combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Series A Voting Denominator in effect immediately prior to such combination shall be proportionately increased. Except as otherwise expressly provided herein or as required by law, the holders of shares of Preferred Stock and Common Stock shall vote together as a single class on all matters.

II.  Series B Preferred.

         Section 1. Dividends.

     (a) General Obligation. When and as declared by the Corporation's Board of Directors and to the extent permitted under the General Corporation Law of Delaware, the


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Corporation shall, subject to Section VII below, pay preferential dividends in cash to the holders of the Series B Preferred as provided in this Section II.1. Dividends on each share of the Series B Preferred (a "Series B Preferred Share") shall accrue on a daily basis at the rate of 12.632% per annum of the sum of the Series B Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the initial date of issuance of any Series B Preferred Shares up to March 5, 2002. For all periods commencing March 6, 2002, dividends on each Series B Preferred Share shall accrue on a daily basis at the rate of 10.85% per annum of the sum of the Series B Liquidation Value thereof plus all accumulated and unpaid dividends thereon until the first to occur of
(i) the date on which the Series B Liquidation Value of such Series B Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Series B Preferred Share by the Corporation (including without limitation if the redemption price is paid in shares of Common Stock, as contemplated by Section II.4(d) below), or (ii) the date on which such Series B Preferred Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that, subject to Section VII below, all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Securities. For all shares of Series B Preferred issued on or after the date on which the transactions contemplated by the Restructuring are consummated, the "date of issuance" will be the date on which the transactions contemplated by the Restructuring are consummated.

     (b) Dividend Reference Dates. To the extent not paid on March 31, June 30, September 30 and December 31 of each year, beginning September 30, 2001 (the "Series B Dividend Reference Dates"), all dividends which have accrued on each Series B Preferred Share outstanding during the three-month period (or other period in the case of the initial Series B Dividend Reference Date) ending upon each such Series B Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Series B Preferred Share until paid to the holder thereof.

     (c) Distribution of Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series B Preferred Shares held by each such holder.

         Section 2. Liquidation.

         Subject to Section VII below, upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series B Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Series B Liquidation Value of all Series B Preferred Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Series B Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series B Preferred are insufficient to permit payment to such holders of the


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aggregate amount which they are entitled to be paid under this Section II.2, then the entire assets available to be distributed to holder of the Series B Preferred shall be distributed pro rata among such holders based upon the aggregate Series B Liquidation Value (plus all accrued and unpaid dividends) of the Series B Preferred held by each such holder. Not less than 60 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Series B Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series B Preferred and the Common Stock in connection with such liquidation, dissolution or winding up.

         Section 3. Priority of Series B Preferred over Junior Securities on Dividends and Redemptions.

         So long as any Series B Preferred remains outstanding, without the prior written consent of Willis Stein and the holders of a majority of the outstanding shares of Series B Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities; provided that the Corporation may repurchase shares of capital stock from present or former employees of the Corporation and its Subsidiaries in accordance with the arrangements and agreements which have been approved by the Corporation's Board of Directors.

         Section 4. Redemptions.

     (a) Scheduled Redemptions. The Corporation shall, subject to Section VII below, redeem all of the outstanding Series B Preferred Shares on March 31, 2010 (the "Series B Scheduled Redemption Date"), at a price per Series B Preferred Share equal to the Series B Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

     (b) Redemption Upon IPO. If an IPO is proposed to occur, the Corporation shall give written notice of such IPO describing in reasonable detail the material terms and date of consummation thereof to each holder of Series B Preferred not more than 45 days nor less than 20 days prior to the consummation of such IPO, and the Corporation shall give each holder of Series B Preferred prompt written notice of any material change in the terms or timing of such transaction. Willis Stein, collectively with the holder or holders of a majority of the Series B Preferred then outstanding, may elect, by written notice to the Corporation at any time prior to the consummation of the IPO, to cause the Corporation, simultaneously with the consummation of the IPO, to (i) subject to
Section VII below, redeem all or any portion (as specified by such holders) of the outstanding shares of Series B Preferred (plus all accrued and unpaid dividends thereon) in accordance with Section II.4(c), or (ii) convert all or any portion (as specified by such holders) of the outstanding shares of Series B Preferred (plus all accrued and unpaid dividends thereon) in accordance with
Section II.4(d).

     (c) Redemption Payments in Cash. For each Series B Preferred Share which is to be redeemed hereunder, the Corporation shall be obligated on the Series B Scheduled Redemption Date, or such other date on which shares of Series B Preferred are redeemed, to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series B Preferred Share) an amount equal to the Series B Liquidation Value


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of such Series B Preferred Share (plus all accrued and unpaid dividends thereon), which amount shall be payable in cash, except as otherwise contemplated by subparagraph (d) below. If the funds of the Corporation legally available for redemption of Series B Preferred Shares on the Series B Scheduled Redemption Date or such other date on which a redemption is to occur are insufficient to redeem the total number of Series B Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Series B Preferred Shares pro rata among the holders of the Series B Preferred Shares to be redeemed based upon the aggregate Series B Liquidation Value of such Series B Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series B Preferred Shares, such funds shall immediately be used to redeem the balance of the Series B Preferred Shares which the Corporation has become obligated to redeem on the Series B Scheduled Redemption Date or other date on which redemption is to occur but which it has not redeemed.

     (d) Redemption Payments in Shares of Common Stock. If, in connection with any redemption of Series B Preferred Shares pursuant to subparagraph (b) above, Willis Stein, collectively with the holder or holders of a majority of the Series B Preferred then outstanding, requests that all or any portion of the Series B Preferred Shares otherwise redeemable for cash pursuant to subparagraph
(c) above shall instead be converted into shares of Common Stock, the Corporation shall, in lieu of paying such amount or designated portion in cash, issue to the holders of Series B Preferred Shares so converted a number of shares of Common Stock equal to the Series B Converted Redemption Amount divided by the IPO Price. Such issuance of Common Stock shall be deemed to have been effected as of the consummation of the IPO. In such event the Corporation shall deliver to the converting holder as soon as possible, and in any event within five (5) days, after consummation of the IPO and delivery to the Corporation of the certificates representing the Series B Preferred Shares so converted, a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified. The issuance of certificates for such shares of Common Stock shall be made without charge to the holders of such Series B Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon such a conversion of each Series B Preferred Share, the Corporation shall take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. If any Series B Preferred Shares are to be redeemed for cash or converted into shares of Common Stock, each form of such consideration shall be allocated and paid to holders of Series B Preferred Shares pro rata according to holdings of Series B Preferred Shares. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of Series B Preferred at the time of the consummation of an IPO, such number of shares of Common Stock issuable upon conversion of all outstanding Series B Preferred at the

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time of the consummation of an IPO. The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series B Preferred at the time of the consummation of an IPO.

     (e) Notice of Redemption or Conversion. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption or conversion of any Series B Preferred to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption or conversion is to be made. In case fewer than the total number of Series B Preferred Shares represented by any certificate are redeemed or converted, a new certificate representing the number of unredeemed Series B Preferred Shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed Series B Preferred Shares.

     (f) Determination of the Number of Each Holder's Series B Preferred Shares to be Redeemed or Converted. Except as otherwise provided herein, the number of Series B Preferred Shares to be redeemed from or converted by each holder thereof hereunder shall be the number of Series B Preferred Shares determined by multiplying the total number of Series B Preferred Shares to be redeemed or converted times a fraction, the numerator of which shall be the total number of Series B Preferred Shares then held by such holder and the denominator of which shall be the total number of Series B Preferred Shares then outstanding.

     (g) Dividends After Series B Scheduled Redemption or Conversion Date. No Series B Preferred Share shall be entitled to any dividends accruing after the date on which the Series B Liquidation Value of such Series B Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Series B Preferred Share or after such shares are converted. On such date, all rights of the holder of such Series B Preferred Share shall cease, and such Series B Preferred Share shall no longer be deemed to be issued and outstanding.

     (h) Redeemed, Converted or Otherwise Acquired Series B Preferred Shares. Any Series B Preferred Shares which are redeemed, converted or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

         Section 5. Voting Rights.

         Each holder of Series B Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings. Except as otherwise required by applicable law, each holder of shares of Series B Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the number obtained by taking (x) the aggregate Liquidation Value of the Series B Preferred Shares held by such holder at the record date for the determination of stockholders entitled to vote on such matter plus the aggregate amount of accrued and unpaid dividends thereon as of such date or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited and dividing it by (y) $7.50 (the "Series B Voting Denominator"). If the Corporation at any time after August 1, 2002 subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common

Stock into a greater number of shares, the Series B Voting Denominator in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time after August 1, 2002 combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Series B Voting Denominator in effect immediately prior to such combination shall be proportionately increased. Except as otherwise expressly provided herein or as required by law, the holders of shares of Preferred Stock and Common Stock shall vote together as a single class on all matters.

III. Series C Preferred.

         Section 1. Dividends.

         In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall, subject to Section VII below, also declare and pay to the holders of the Series C Preferred at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series C Preferred had all of the outstanding Series C Preferred been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         Section 2. Liquidation.

         Subject to Section VII below, upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of any shares of Series C Preferred (a "Series C Preferred Share") shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Series C Liquidation Value of all Series C Preferred Shares held by such holder (plus all declared and unpaid dividends thereon), and the holders of Series C Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series C Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this
Section III.2, then the entire assets available to be distributed to holders of Series C Preferred shall be distributed pro rata among such holders based upon the aggregate Series C Liquidation Value (plus all declared and unpaid dividends) of the Series C Preferred held by each such holder. Not less than 60 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Series C Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series C Preferred and the Common Stock in connection with such liquidation, dissolution or winding up.

         Section 3. Priority of Series C Preferred over Junior Securities on Dividends and Redemptions.

         So long as any Series C Preferred remains outstanding, without the prior written consent of Willis Stein and the holders of a majority of the outstanding shares of Series C

Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities; provided that the Corporation may repurchase shares of capital stock from present or former employees of the Corporation and its Subsidiaries in accordance with the arrangements and agreements which have been approved by the Corporation's Board of Directors.

         Section 4. Redemptions.

     (a) Scheduled Redemptions. The Corporation shall redeem all of the outstanding Series C Preferred Shares on March 31, 2010 (the "Series C Scheduled Redemption Date"), at a price per Series C Preferred Share equal to the Series C Liquidation Value thereof (plus all declared and unpaid dividends thereon).

     (b) Redemption Upon IPO. If an IPO is proposed to occur, the Corporation shall give written notice of such IPO describing in reasonable detail the material terms and date of consummation thereof to each holder of Series C Preferred not more than 45 days nor less than 20 days prior to the consummation of such IPO, and the Corporation shall give each holder of Series C Preferred prompt written notice of any material change in the terms or timing of such transaction. Willis Stein, collectively with the holder or holders of a majority of the Series C Preferred then outstanding, may elect, by written notice to the Corporation at any time prior to the consummation of the IPO, to cause the Corporation, simultaneously with the consummation of the IPO, to (i) subject to
Section VII below, redeem all or any portion (as specified by such holders) of the outstanding shares of Series C Preferred (plus all declared and unpaid dividends thereon) in accordance with Section III.4(c), or (ii) convert all or any portion (as specified by such holders) of the outstanding shares of Series C Preferred (plus all declared and unpaid dividends thereon) in accordance with
Section III.6(a).

     (c) Redemption Payments in Cash. For each Series C Preferred Share which is to be redeemed hereunder, the Corporation shall be obligated on the Series C Scheduled Redemption Date, or such other date on which shares of Series C Preferred are redeemed, to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series C Preferred Share) an amount equal to the Series C Liquidation Value of such Series C Preferred Share (plus all declared and unpaid dividends thereon), which amount shall be payable in cash. If the funds of the Corporation legally available for redemption of Series C Preferred Shares on the Series C Scheduled Redemption Date or such other date on which a redemption is to occur are insufficient to redeem the total number of Series C Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Series C Preferred Shares pro rata among the holders of the Series C Preferred Shares to be redeemed based upon the aggregate Series C Liquidation Value of such Series C Preferred Shares held by each such holder (plus all declared and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series C Preferred Shares, such funds shall immediately be used to redeem the balance of the Series C Preferred Shares which the Corporation has become obligated to redeem on the Series C Scheduled Redemption Date or other date on which redemption is to occur but which it has not redeemed.

     (d) Notice of Redemption. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption of any Series C Preferred to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. In case fewer than the total number of Series C Preferred Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Series C Preferred Shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed Series C Preferred Shares.

     (e) Determination of the Number of Each Holder's Series C Preferred Shares to be Redeemed. Except as otherwise provided herein, the number of Series C Preferred Shares to be redeemed from each holder thereof hereunder shall be the number of Series C Preferred Shares determined by multiplying the total number of Series C Preferred Shares to be redeemed times a fraction, the numerator of which shall be the total number of Series C Preferred Shares then held by such holder and the denominator of which shall be the total number of Series C Preferred Shares then outstanding.

     (f) Dividends After Series C Scheduled Redemption Date. No Series C Preferred Share shall be entitled to any dividends accruing after the date on which the Series C Liquidation Value of such Series C Preferred Share (plus all declared and unpaid dividends thereon) is paid to the holder of such Series C Preferred Share. On such date, all rights of the holder of such Series C Preferred Share shall cease, and such Series C Preferred Share shall no longer be deemed to be issued and outstanding.

     (g) Redeemed or Otherwise Acquired Series C Preferred Shares. Any Series C Preferred Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

         Section 5. Voting Rights.

         Each holder of Series C Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings. Except as otherwise required by applicable law, each holder of shares of Series C Preferred shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the number obtained by taking (x) the aggregate Liquidation Value of the Series C Preferred Shares held by such holder at the record date for the determination of stockholders entitled to vote on such matter plus the aggregate amount of declared and unpaid dividends thereon as of such date or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited and dividing it by (y) the Series C Conversion Price. Except as otherwise expressly provided herein or as required by law, the holders of shares of Preferred Stock and Common Stock shall vote together as a single class on all matters.

         Section 6. Conversion.

     (a) Conversion Procedure.

         (i) At any time and from time to time, any holder of Series C Preferred may convert all or any portion of the Series C Preferred held by such holder into a number of shares of Series C Conversion Stock computed by multiplying the number of shares of Series C Preferred to be converted by the Series C Liquidation Value per share and dividing the result by the Series C Conversion Price then in effect. If, at any time, Willis Stein, collectively with the holder or holders of a majority of the Series C Preferred Shares then outstanding, delivers to the Corporation a written notice directing that all outstanding shares of Series C Preferred Shares be converted into shares of Series C Conversion Stock, then all such outstanding Series C Preferred Shares shall automatically be converted at the time, and subject to such conditions, as is stated in such notice, with each share of Series C Preferred converting into the number of shares of Series C Conversion Stock computed by dividing the Series C Liquidation Value thereof by the Series C Conversion Price then in effect. In addition, if an IPO is proposed to occur, the Corporation shall give written notice of such IPO, describing in reasonable detail the material terms and date of consummation thereof to each holder of Series C Preferred not more than forty-five (45) days nor less than twenty (20) days prior to the consummation of such IPO and the Corporation shall give each holder of Series C Preferred prompt written notice of any material change in the terms or timing of such transaction.

         (ii) Except as otherwise provided herein, each conversion of Series C Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series C Preferred to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares of Series C Preferred converted as a holder of Series C Preferred shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Series C Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Series C Conversion Stock represented thereby.

         (iii) The conversion rights of any share of Series C Preferred subject to redemption hereunder shall terminate on the Series C Scheduled Redemption Date for such share unless the Corporation has failed to pay to the holder thereof the redemption price therefor determined pursuant to Section III.4. above.

         (iv) The conversion of any shares of Series C Preferred may, at the election of the holder thereof, be conditioned upon the consummation of an IPO or other transaction affecting the Corporation, in which case such conversion shall be deemed to be effective immediately prior to the consummation of such IPO or other transaction.

         (v) Promptly (and in any event within five business days in the case of subparagraph (A) below) after a conversion has been effected, the Corporation shall deliver to the converting holder:

             (A) a certificate or certificates representing the number of shares of Series C Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

             (B) payment in an amount equal to all declared dividends with respect to each share of Series C Preferred converted which have not been paid prior thereto in accordance with the provisions of subparagraph (vi) below, plus the amount payable under subparagraph (x) below with respect to such conversion; and

             (C) a certificate representing any shares of Series C Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

         (vi) If the Corporation is not permitted under applicable law or the terms of any Preferred Stock to pay any portion of any declared and unpaid dividends on the Series C Preferred being converted, the Corporation shall pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment or permitted by the terms of the Preferred Stock. At the request of any such converting holder, the Corporation shall provide such holder with written evidence of its obligation to such holder. In lieu of the foregoing, such dividends may, at the converting holder's option, be converted into an additional number of shares of Series C Conversion Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose by the Series C Conversion Price then in effect.

         (vii) The issuance of certificates for shares of Series C Conversion Stock upon conversion of Series C Preferred shall be made without charge to the holders of such Series C Preferred for any issuance tax in respect thereof (so long as such certificates are issued in the name of the record holder of such Series C Preferred) or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Series C Conversion Stock. Upon conversion of each share of Series C Preferred, the Corporation shall take all such actions as are necessary in order to ensure that the Series C Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes (other than any taxes relating to any dividends paid with respect thereto), liens, charges and encumbrances with respect to the issuance thereof.

         (viii) The Corporation shall not close its books against the transfer of Series C Preferred Stock or of Series C Conversion Stock issued or issuable upon conversion of Series C Preferred in any manner which interferes with the timely conversion of Series C Preferred. The Corporation shall assist and cooperate with any holder of shares of Series C Preferred required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares of Series C Preferred hereunder (including, without limitation, making any filings required to be made by the Corporation).

         (ix) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Series C Conversion Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred, such number of shares of Series C Conversion Stock issuable upon the conversion of all outstanding Series C Preferred. All shares of Series C Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to ensure that all such shares of Series C Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Series C Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Series C Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series C Preferred.

         (x) If any fractional interest in a share of Series C Conversion Stock would, except for the provisions of this subparagraph (x), be delivered upon any conversion of the Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

     (b) Conversion Price.

         (i) The initial Series C Conversion Price shall be $0.60. If the Corporation at any time after August 1, 2002 subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Series C Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time after August 1, 2002 combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Series C Conversion Price in effect immediately prior to such combination shall be proportionately increased.

         (ii) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to Willis Stein, collectively with the holder or holders of a majority of the Series C Preferred then outstanding) to ensure that each of the holders of Series C Preferred shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Series C Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series C Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series C Preferred immediately prior to such Organic Change (plus all declared and unpaid dividends on the Series C Preferred held by such holder immediately prior to such Organic Change). In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to Willis Stein, collectively with the holder or holders of a majority of the Series C Preferred then outstanding) to ensure that the provisions of this
Section III.6 shall thereafter be applicable to the Series C Preferred (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Series C Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Series C Conversion Stock acquirable and receivable upon conversion of Series C Preferred, if the value so reflected is less than the Series C Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a majority of the Series C Preferred then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

IV.  Series D Preferred.

         Section 1. Dividends.

     (a) General Obligation. When and as declared by the Corporation's Board of Directors and to the extent permitted under the General Corporation Law of Delaware and this Certificate of Incorporation, the Corporation shall, subject to Section VII below, pay preferential dividends in cash to the holders of the Series D Preferred as provided in this Section IV.1. Dividends on each share of the Series D Preferred (a "Series D Preferred Share") shall accrue on a daily basis at the rate of 22% per annum of the sum of the Series D Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date on which the transactions contemplated by the Restructuring are consummated until the first to occur of (i) the date on which the Series D Liquidation Value of such Series D Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Series D Preferred Share by the Corporation (including without limitation if the redemption price is paid in shares of Common Stock, as contemplated by Section IV.4(e) below), or (ii) the date on which such Series D Preferred Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that, subject to Section VII below, all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Securities. For all shares of Series D Preferred issued on or after the date on which the transactions contemplated by the Restructuring are consummated, the "date of issuance" will be the date on which the transactions contemplated by the Restructuring are consummated.

     (b) Dividend Reference Dates. To the extent not paid on March 31, June 30, September 30 and December 31 of each year, beginning September 30, 2002 (the "Series D Dividend Reference Dates"), all dividends which have accrued on each Series D Preferred Share outstanding during the three-month period (or other period in the case of the initial Series D Dividend Reference Date) ending upon each such Series D Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Series D Preferred Share until paid to the holder thereof.

     (c) Distribution of Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series D Preferred, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series D Preferred Shares held by each such holder.

         Section 2. Liquidation.

         Subject to Section VII below, upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series D Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Series D Liquidation Value of all Series D Preferred Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Series D Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series D Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section IV.2, then the entire assets available to be distributed to the holders of Series D Preferred shall be distributed pro rata among such holders based upon the aggregate Series D Liquidation Value (plus all accrued and unpaid dividends) of the Series D Preferred held by each such holder. Not less than 60 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Series D Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series D Preferred and the Common Stock in connection with such liquidation, dissolution or winding up.

         Section 3. Priority of Series D Preferred over Junior Securities on Dividends and Redemptions.

         So long as any Series D Preferred remains outstanding, without the prior written consent of Willis Stein and the holders of a majority of the outstanding shares of Series D Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities; provided that the Corporation may repurchase shares of capital stock from present or former employees of the Corporation and its Subsidiaries in accordance with the arrangements and agreements which have been approved by the Corporation's Board of Directors.

         Section 4. Redemptions.

     (a) Scheduled Redemptions. The Corporation shall, subject to Section VII below, redeem all of the outstanding Series D Preferred Shares on the earlier of
(i) March 31, 2010 (the "Series D Scheduled Redemption Date") or (ii) the date of the consummation of a Change of Control, at a price per Series D Preferred Share equal to the Series D Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

     (b) Voluntary Redemption. At any time hereafter, the Corporation may redeem all or any portion of the outstanding Series D Preferred Shares by giving written notice of such proposed redemption to the holders of the Series D Preferred Shares in accordance with subparagraph (f) below. The number of each holder's Series D Preferred Shares to be redeemed in a partial redemption shall be determined in accordance with subparagraph (g) below. In connection with any such redemption, the Corporation shall redeem the Series D Preferred Shares at a price per Series D Preferred Share equal to the Series D Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

     (c) Redemption Upon IPO. If an IPO is proposed to occur, the Corporation shall give written notice of such IPO describing in reasonable detail the material terms and date of consummation thereof to each holder of Series D Preferred not more than 45 days nor less than 20 days prior to the consummation of such IPO, and the Corporation shall give each holder of Series D Preferred prompt written notice of any material change in the terms or timing of such transaction. The holder or holders of a majority of the Series D Preferred and the Series E Preferred then outstanding, treated for purposes of such election as a single class, may elect, by written notice to the Corporation at any time prior to the consummation of the IPO, to cause the Corporation, simultaneously with the consummation of the IPO, to (i) subject to Section VII below, redeem all or any portion (as specified by such holders) of the outstanding shares of Series D Preferred and Series E Preferred (plus all accrued and unpaid dividends thereon) in accordance with Section IV.4(d) and Section V.4(d), or (ii) convert all or any portion (as specified by such holders) of the outstanding shares of Series D Preferred and Series E Preferred (plus all accrued and unpaid dividends thereon) in accordance with Section IV.4(e) and Section V.4(e).

     (d) Redemption Payments in Cash. For each Series D Preferred Share which is to be redeemed hereunder, the Corporation shall be obligated on the Series D Scheduled Redemption Date, or such other date on which shares of Series D Preferred are redeemed, to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series D Preferred Share) an amount equal to the Series D Liquidation Value of such Series D Preferred Share (plus all accrued and unpaid dividends thereon), which amount shall be payable in cash, except as otherwise contemplated by subparagraph (e) below. If the funds of the Corporation legally available for redemption of Series D Preferred Shares on the Series D Scheduled Redemption Date or such other date on which a redemption is to occur are insufficient to redeem the total number of Series D Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Series D Preferred Shares pro rata among the holders of the Series D Preferred Shares to be redeemed based upon the aggregate Series D Liquidation Value of such Series D Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon); provided that if the redemption is being effected pursuant to Section IV.4(c), those funds which are legally available shall be used to redeem the maximum number of shares of Series D Preferred Shares and Series E Preferred Shares which are to be redeemed pursuant to Section V.4(c) pro rata among the holders of such Series D Preferred Shares and Series E Preferred Shares to be redeemed based upon the aggregate Series D Liquidation Value of such Series D Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon) and the aggregate Series E Liquidation Value of such Series E Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series D Preferred Shares, such funds shall immediately be used to redeem the balance of the Series D Preferred Shares which the Corporation has become obligated to redeem on the Series D Scheduled Redemption Date or other date on which redemption is to occur but which it has not redeemed.

     (e) Redemption Payments in Shares of Common Stock. If, in connection with any redemption of Series D Preferred Shares pursuant to subparagraph (c) above, the holder or holders of a majority of the Series D Preferred and the Series E Preferred then outstanding, voting for these purposes as a single class, requests that all or any portion of the Series D Preferred Shares and the Series E Preferred Shares otherwise redeemable for cash pursuant to subparagraph (d) of this Section IV.4 and Section V.4, respectively, shall instead be converted into shares of Common Stock, the Corporation shall, in lieu of paying such amount or designated portion in cash, issue to the holders of Series D Preferred Shares so converted a number of shares of Common Stock equal to the Series D Converted Redemption Amount divided by the IPO Price. Such issuance of Common Stock shall be deemed to have been effected as of the consummation of the IPO. In such event the Corporation shall deliver to the converting holder as soon as possible, and in any event within five (5) days, after consummation of the IPO and delivery to the Corporation of the certificates representing the Series D Preferred Shares so converted, a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified. The issuance of certificates for such shares of Common Stock shall be made without charge to the holders of such Series D Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon such a conversion of each Series D Preferred Share, the Corporation shall take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. If any Series D Preferred Shares are to be redeemed for cash or converted into shares of Common Stock, each form of such consideration shall be allocated and paid to holders of Series D Preferred Shares pro rata according to holdings of Series D Preferred Shares. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of Series D Preferred at the time of the consummation of an IPO, such number of shares of Common Stock issuable upon conversion of all outstanding Series D Preferred at the time of the consummation of an IPO. The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series D Preferred at the time of the consummation of an IPO.

     (f) Notice of Redemption or Conversion. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption or conversion of any Series D Preferred to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption or conversion is to be made. In case fewer than the total number of Series D Preferred Shares represented by any certificate are redeemed or converted, a new certificate representing the number of unredeemed Series D Preferred Shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed Series D Preferred Shares.

     (g) Determination of the Number of Each Holder's Series D Preferred Shares to be Redeemed or Converted. Except as otherwise provided herein, the number of Series D Preferred Shares to be redeemed from or converted by each holder thereof hereunder shall be the number of Series D Preferred Shares determined by multiplying the total number of Series D Preferred Shares to be redeemed or converted times a fraction, the numerator of which shall be the total number of Series D Preferred Shares then held by such holder and the denominator of which shall be the total number of Series D Preferred Shares then outstanding.

     (h) Dividends After Series D Scheduled Redemption or Conversion Date. No Series D Preferred Share shall be entitled to any dividends accruing after the date on which the Series D Liquidation Value of such Series D Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Series D Preferred Share or after such shares are converted. On such date, all rights of the holder of such Series D Preferred Share shall cease, and such Series D Preferred Share shall no longer be deemed to be issued and outstanding.

     (i) Redeemed, Converted or Otherwise Acquired Series D Preferred Shares. Any Series D Preferred Shares which are redeemed, converted or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

         Section 5. Voting Rights.

         Each holder of Series D Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings. Except as otherwise required by applicable law, each holder of shares of Series D Preferred shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the number obtained by taking (x) the aggregate Liquidation Value of the Series D Preferred Shares held by such holder at the record date for the determination of stockholders entitled to vote on such matter plus the aggregate amount of accrued and unpaid dividends thereon as of such date or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited and dividing it by (y) $7.50 (the "Series D Voting Denominator"). If the Corporation at any time after August 1, 2002 subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series D Voting Denominator in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time after August 1, 2002 combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Series D Voting Denominator in effect immediately prior to such combination shall be proportionately increased. Except as otherwise expressly provided herein or as required by law, the holders of shares of Preferred Stock and Common Stock shall vote together as a single class on all matters.

V.   Series E Preferred.

         Section 1. Dividends.

     (a) General Obligation. When and as declared by the Corporation's Board of Directors and to the extent permitted under the General Corporation Law of Delaware and this

Certificate of Incorporation, the Corporation shall, subject to Section VII below, pay preferential dividends in cash to the holders of the Series E Preferred as provided in this Section V.1. Dividends on each share of the Series E Preferred (a "Series E Preferred Share") shall accrue on a daily basis at the rate of 10% per annum of the sum of the Series E Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the initial date of issuance of any Series E Preferred Shares until the first to occur of (i) the date on which the Series E Liquidation Value of such Series E Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Series E Preferred Share by the Corporation (including without limitation if the redemption price is paid in shares of Common Stock, as contemplated by Section V.4(e) below), or (ii) the date on which such Series E Preferred Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that, subject to Section VII below, all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Securities. The date on which the Corporation initially issues any Series E Preferred Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Series E Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Series E Preferred Share.

     (b) Dividend Reference Dates. To the extent not paid on March 31, June 30, September 30 and December 31 of each year, beginning September 30, 2002 (the "Series E Dividend Reference Dates"), all dividends which have accrued on each Series E Preferred Share outstanding during the three-month period (or other period in the case of the initial Series E Dividend Reference Date) ending upon each such Series E Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Series E Preferred Share until paid to the holder thereof.

     (c) Distribution of Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series E Preferred, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series E Preferred Shares held by each such holder.

         Section 2. Liquidation.

         Subject to Section VII below, upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series E Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Series E Liquidation Value of all Series E Preferred Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Series E Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series E Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section V.2, then the entire assets available to be distributed to the holders of Series E Preferred shall be distributed pro rata among such holders based upon the aggregate Series E Liquidation Value (plus all accrued and unpaid dividends) of the Series E Preferred held by each such holder. Not less than 60 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Series E Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series E Preferred and the Common Stock in connection with such liquidation, dissolution or winding up.

         Section 3. Priority of Series E Preferred over Junior Securities on Dividends and Redemptions.

         So long as any Series E Preferred remains outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Series E Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities; provided that the Corporation may repurchase shares of Common Stock from present or former employees of the Corporation and its Subsidiaries in accordance with the arrangements and agreements which have been approved by the Corporation's Board of Directors.

         Section 4. Redemptions.

     (a) Scheduled Redemptions. The Corporation shall, subject to Section VII below, redeem all of the outstanding Series E Preferred Shares on the earlier of
(i) March 31, 2010 (the "Series E Scheduled Redemption Date") or (ii) the date of the consummation of a Change of Control, at a price per Series E Preferred Share equal to the Series E Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

     (b) Voluntary Redemption. At any time hereafter, the Corporation may redeem all or any portion of the outstanding Series E Preferred Shares by giving written notice of such proposed redemption to the holders of the Series E Preferred Shares in accordance with subparagraph (f) below. The number of each Holder's Series E Preferred Shares to be redeemed in a partial redemption shall be determined in accordance with subparagraph (g) below. In connection with any such redemption, the Corporation shall redeem the Series E Preferred Shares at a price per Series E Preferred Share equal to the Series E Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

     (c) Redemption Upon IPO. If an IPO is proposed to occur, the Corporation shall give written notice of such IPO describing in reasonable detail the material terms and date of consummation thereof to each holder of Series E Preferred not more than 45 days nor less than 20 days prior to the consummation of such IPO, and the Corporation shall give each holder of Series E Preferred prompt written notice of any material change in the terms or timing of such transaction. The holder or holders of a majority of the Series D Preferred and the Series E Preferred then outstanding, voting for these purposes as a single class, may elect, by written notice to the Corporation at any time prior to the consummation of the IPO, to cause the Corporation, simultaneously with the consummation of the IPO, to (i) subject to Section VII below, redeem all or any portion (as specified by such holders) of the outstanding shares of

Series D Preferred and Series E Preferred (plus all accrued and unpaid dividends thereon) in accordance with Section IV.4(d) and Section V.4(d), or (ii) convert all or any portion (as specified by such holders) of the outstanding shares of Series E Preferred (plus all accrued and unpaid dividends thereon) in accordance with Section IV.4(e) and Section V.4(e).

     (d) Redemption Payments in Cash. For each Series E Preferred Share which is to be redeemed hereunder, the Corporation shall be obligated on the Series E Scheduled Redemption Date, or such other date on which shares of Series E Preferred are redeemed, to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series E Preferred Share) an amount equal to the Series E Liquidation Value of such Series E Preferred Share (plus all accrued and unpaid dividends thereon), which amount shall be payable in cash, except as otherwise contemplated by subparagraph (e) below. If the funds of the Corporation legally available for redemption of Series E Preferred Shares on the Series E Scheduled Redemption Date or such other date on which a redemption is to occur are insufficient to redeem the total number of Series E Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Series E Preferred Shares pro rata among the holders of the Series E Preferred Shares to be redeemed based upon the aggregate Series E Liquidation Value of such Series E Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon); provided that if the redemption is being effected pursuant to Section V.4(c), those funds which are legally available shall be used to redeem the maximum number of shares of Series E Preferred Shares and Series D Preferred Shares which are to be redeemed pursuant to Section IV.4(c) pro rata among the holders of such Series E Preferred Shares and Series D Preferred Shares to be redeemed based upon the aggregate Series E Liquidation Value of such Series E Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon) and the aggregate Series D Liquidation Value of such Series D Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series E Preferred Shares, such funds shall immediately be used to redeem the balance of the Series E Preferred Shares which the Corporation has become obligated to redeem on the Series E Scheduled Redemption Date or other date on which redemption is to occur but which it has not redeemed.

     (e) Redemption Payments in Shares of Common Stock. If, in connection with any redemption of Series E Preferred Shares pursuant to subparagraph (c) above, the holder or holders of a majority of the Series E Preferred then outstanding, voting for these purposes as a single class, requests that all or any portion of the Series D Preferred Shares and the Series E Preferred Shares otherwise redeemable for cash pursuant to subparagraph (d) of this Section V.4 and Section IV.4, respectively, shall instead be converted into shares of Common Stock, the Corporation shall, in lieu of paying such amount or designated portion in cash, issue to the holders of Series E Preferred Shares so converted a number of shares of Common Stock equal to the Series E Converted Redemption Amount divided by the IPO Price. Such issuance of Common Stock shall be deemed to have been effected as of the consummation of the IPO. In such event the Corporation shall deliver to the converting holder as soon as possible, and in any event within five (5) days, after consummation of the IPO and delivery to the Corporation of the certificates representing the Series E Preferred Shares so converted, a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified. The issuance of certificates for such shares of Common Stock shall be made without charge to the holders of such Series E Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon such a conversion of each Series E Preferred Share, the Corporation shall take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. If any Series E Preferred Shares are to be redeemed for cash or converted into shares of Common Stock, each form of such consideration shall be allocated and paid to holders of Series E Preferred Shares pro rata according to holdings of Series E Preferred Shares. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of Series E Preferred at the time of consummation of an IPO, such number of shares of Common Stock issuable upon conversion of all outstanding Series E Preferred at the time of the consummation of an IPO. The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series E Preferred at the time of the consummation of an IPO.

     (f) Notice of Redemption or Conversion. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption or conversion of any Series E Preferred to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption or conversion is to be made. In case fewer than the total number of Series E Preferred Shares represented by any certificate are redeemed or converted, a new certificate representing the number of unredeemed Series E Preferred Shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed Series E Preferred Shares.

     (g) Determination of the Number of Each Holder's Series E Preferred Shares to be Redeemed or Converted. Except as otherwise provided herein, the number of Series E Preferred Shares to be redeemed from or converted by each holder thereof hereunder shall be the number of Series E Preferred Shares determined by multiplying the total number of Series E Preferred Shares to be redeemed or converted times a fraction, the numerator of which shall be the total number of Series E Preferred Shares then held by such holder and the denominator of which shall be the total number of Series E Preferred Shares then outstanding.

     (h) Dividends After Series E Scheduled Redemption or Conversion Date. No Series E Preferred Share shall be entitled to any dividends accruing after the date on which the Series E Liquidation Value of such Series E Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Series E Preferred Share or after such shares are converted. On such date, all rights of the holder of such Series E Preferred Share shall cease, and such Series E Preferred Share shall no longer be deemed to be issued and outstanding.

     (i) Redeemed, Converted or Otherwise Acquired Series E Preferred Shares. Any Series E Preferred Shares which are redeemed, converted or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

         Section 5. Voting Rights.

         Each holder of Series E Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings. Except as otherwise required by applicable law, each holder of shares of Series E Preferred shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the number obtained by taking (x) the aggregate Liquidation Value of the Series E Preferred Shares held by such holder at the record date for the determination of stockholders entitled to vote on such matter plus the aggregate amount of accrued and unpaid dividends thereon as of such date or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited and dividing it by (y) $7.50 (the "Series E Voting Denominator"). If the Corporation at any time after August 1, 2002 subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series E Voting Denominator in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time after August 1, 2002 combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Series E Voting Denominator in effect immediately prior to such combination shall be proportionately increased. Except as otherwise expressly provided herein or as required by law, the holders of shares of Preferred Stock and Common Stock shall vote together as a single class on all matters.

         Section 6. Protective Provisions. Subject to the rights of series of Preferred Stock that may from time to time come into existence pursuant to the requirements set forth in this Fifth Amended and Restated Certificate of Incorporation, so long as a majority of the shares of Series E Preferred issued upon consummation of the Restructuring remain outstanding, the Corporation shall not authorize or issue, or obligate itself to authorize or issue, any other equity security, including any other security convertible into or exercisable for any equity security, having a preference as to liquidation which is senior to or pari passu with the Series E Preferred with respect to the payments of dividends or distributions, but which is junior to the Series D Preferred with respect to payments of dividends or distributions, without first obtaining the approval of the holder or holders of at least a majority of the then outstanding shares of Series E Preferred.

         Section 7. Participation Rights.

     (a) Right to Purchase. If the Corporation issues or sells, or authorizes the issuance or sale of any Covered Securities (as defined below), the Corporation shall offer to each holder of Series E Preferred a percentage of such Covered Securities equal to the Holder Participation Percentage (subject to the reoffer provisions of Section V.7(b) below). Each such holder shall be entitled to purchase such Covered Securities at the most favorable price and on the most favorable terms as such Covered Securities are offered, provided that Covered Securities are issued and sold by the Corporation at such price and on such terms; provided, further, that if a

Person participating in such purchase of Covered Securities is required in connection therewith also to purchase other securities of the Corporation, the holders of Series E Preferred exercising their rights pursuant to this Section
V.7 shall also be required to purchase such other securities on the same economic terms and conditions as those on which the offeree of the Covered Securities is required to purchase such other securities (e.g., such holder shall be required to purchase the same type and classes of such other securities, in the same proportions relative to their purchase of Covered Securities and at the same unit prices). Each holder of Series E Preferred participating in such purchase shall also be obligated to execute agreements in the form presented to such holder by the Corporation so long as such agreements are substantially similar to those to be executed by other purchasers of Covered Securities (without taking into consideration any rights which do not entitle such a purchaser to a higher economic return on the Covered Securities than the economic return to which the other Persons participating in such transaction will be entitled with respect to Covered Securities). The purchase price for all Covered Securities offered to each holder of Series E Preferred shall be payable in cash by wire transfer of immediately available funds to an account designated by the Corporation or, if different, in accordance with the payment terms on which the Covered Securities are being offered.

     (b) Election Notice. In order to exercise its purchase rights hereunder, each holder of Series E Preferred must deliver a written notice (an "Election Notice") to the Corporation describing its election hereunder. Such Election Notice must be delivered to the Corporation during the 30-day period (the "Offering Period") following such holder's receipt of written notice from the Corporation describing in reasonable detail the type, class and number of Covered Securities being offered, the purchase price thereof, the payment terms, the prospective purchaser and the maximum amount thereof which are available for sale to such holder pursuant to this Section V.7. If less than all of the stock and securities offered to the holders of Series E Preferred pursuant to this
Section V.7 is fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Corporation to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of notice of such reoffer (the "Reoffer Period"). If a holder fails to deliver an Election Notice during the Offering Period, then such holder will be deemed to have waived such holder's rights under this Section V.7 to purchase any of the Covered Securities, and if a holder delivers an Election Notice during the Offering Period under which the holder elects to purchase less than all of the Covered Securities available pursuant to this Section V.7 for purchase by such holder, then such holder shall be deemed to have waived its rights under this
Section V.7 to purchase any of the Covered Securities other than those which such holder has elected to purchase as set forth in such holder's Election Notice.

     (c) Expiration of Offering Period. Upon the expiration of the Offering Period (or, if applicable, the Reoffer Period) and during the 90-day period immediately thereafter, the Corporation shall be entitled to sell any Covered Securities which any holder of Series E Preferred has not elected to purchase and those Covered Securities which were not subject to the purchase rights set forth in this Section V.7, on economic terms and conditions no more favorable to the offeree of such Covered Securities than those offered to holders of Series E Preferred pursuant to Section V.7(a). Any Covered Securities offered or sold by the Corporation after such 90-day period must be reoffered to each holder of Series E Preferred pursuant to the terms of this Section V.7.

     (d) Covered Securities. For purposes hereof, "Covered Securities" means any of the Corporation's equity securities, or any securities containing options or rights to acquire the Corporation's equity securities, having a preference in respect of distributions upon liquidation which is senior to or pari passu with the Series D Preferred other than (i) issuance of Series D Preferred in connection with the Restructuring or (ii) securities issued in connection with the grant or exercise of stock or options to employees, officers or directors of the Corporation or its Affiliates (solely in their capacity as employees, officers or directors).

     (e) Percentage Allocation. For purposes of this Section V.7, the Holder Participation Percentage with respect to a holder of Series E Preferred shall be a percentage determined pursuant to the following formula:

     Holder Participation Percentage = (SOH/30,000) multiplied by 25%

                                      where

     SOH = number of shares of Series E Preferred owned by the applicable holder

     (f) Termination. The rights of the holders of the Series E Preferred under this Section V.7 shall automatically terminate upon the first to occur of (i) the consummation by the Corporation of an IPO or (ii) the consummation of the second issuance of Covered Securities (whether or not consecutive) where the holder or holders of a majority of the Series E Preferred then outstanding that are not held by Affiliates of the Corporation fail to purchase, in the aggregate, at least 25% of the aggregate amount of Covered Securities which such holder or holders are eligible to purchase hereunder.

VI.  Series E-1 Preferred.

         Section 1. Dividends.

     (a) General Obligation. When and as declared by the Corporation's Board of Directors and to the extent permitted under the General Corporation Law of Delaware and this Certificate of Incorporation, the Corporation shall, subject to Section VII below, pay preferential dividends in cash to the holders of the Series E-1 Preferred as provided in this Section V.1. Dividends on each share of the Series E-1 Preferred (a "Series E-1 Preferred Share") shall accrue on a daily basis at the rate of 10% per annum of the sum of the Series E-1 Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the initial date of issuance of any Series E-1 Preferred Shares until the first to occur of (i) the date on which the Series E-1 Liquidation Value of such Series E-1 Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Series E-1 Preferred Share by the Corporation (including without limitation if the redemption price is paid in shares of Common Stock, as contemplated by Section VI.4(e) below), or (ii) the date on which such Series E-1 Preferred Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that, subject to Section VII below, all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Securities. The date on which the Corporation initially issues any Series E-1 Preferred Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Series E-1 Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Series E-1 Preferred Share.

     (b) Dividend Reference Dates. To the extent not paid on March 31, June 30, September 30 and December 31 of each year, beginning September 30, 2002 (the "Series E-1 Dividend Reference Dates"), all dividends which have accrued on each Series E-1 Preferred Share outstanding during the three-month period (or other period in the case of the initial Series E-1 Dividend Reference Date) ending upon each such Series E-1 Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Series E-1 Preferred Share until paid to the holder thereof.

     (c) Distribution of Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series E-1 Preferred, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series E-1 Preferred Shares held by each such holder.

         Section 2. Liquidation.

         Subject to Section VII below, upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series E-1 Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Series E-1 Liquidation Value of all Series E-1 Preferred Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Series E-1 Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series E-1 Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section VI.2, then the entire assets available to be distributed to the holders of Series E-1 Preferred shall be distributed pro rata among such holders based upon the aggregate Series E-1 Liquidation Value (plus all accrued and unpaid dividends) of the Series E-1 Preferred held by each such holder. Not less than 60 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Series E-1 Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series E-1 Preferred and the Common Stock in connection with such liquidation, dissolution or winding up.

         Section 3. Priority of Series E-1 Preferred over Junior Securities on Dividends and Redemptions.

         So long as any Series E-1 Preferred remains outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Series E-1 Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities; provided that the Corporation may repurchase shares of Common Stock from present or former employees of the Corporation and its Subsidiaries in accordance with the arrangements and agreements which have been approved by the Corporation's Board of Directors.

         Section 4. Redemptions.

     (a) Scheduled Redemptions. The Corporation shall, subject to Section VII below, redeem all of the outstanding Series E-1 Preferred Shares on the earlier of (i) March 31, 2010 (the "Series E-1 Scheduled Redemption Date") or (ii) the date of the consummation of a Change of Control, at a price per Series E-1 Preferred Share equal to the Series E-1 Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

     (b) Voluntary Redemption. At any time hereafter, the Corporation may redeem all or any portion of the outstanding Series E-1 Preferred Shares by giving written notice of such proposed redemption to the holders of the Series E-1 Preferred Shares in accordance with subparagraph (f) below. The number of each Holder's Series E-1 Preferred Shares to be redeemed in a partial redemption shall be determined in accordance with subparagraph (g) below. In connection with any such redemption, the Corporation shall redeem the Series E-1 Preferred Shares at a price per Series E-1 Preferred Share equal to the Series E-1 Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

     (c) Redemption Upon IPO. If an IPO is proposed to occur, the Corporation shall give written notice of such IPO describing in reasonable detail the material terms and date of consummation thereof to each holder of Series E-1 Preferred not more than 45 days nor less than 20 days prior to the consummation of such IPO, and the Corporation shall give each holder of Series E-1 Preferred prompt written notice of any material change in the terms or timing of such transaction. The holder or holders of a majority of the Series D Preferred and the Series E-1 Preferred then outstanding, treated for purposes of such election as a single class, may elect, by written notice to the Corporation at any time prior to the consummation of the IPO, to cause the Corporation, simultaneously with the consummation of the IPO, to (i) subject to Section VII below, redeem all or any portion (as specified by such holders) of the outstanding shares of Series D Preferred and Series E-1 Preferred (plus all accrued and unpaid dividends thereon) in accordance with Section IV.4(d) and Section VI.4(d), or
(ii) convert all or any portion (as specified by such holders) of the outstanding shares of Series E-1 Preferred (plus all accrued and unpaid dividends thereon) in accordance with Section IV.4(e) and Section VI.4(e).

     (d) Redemption Payments in Cash. For each Series E-1 Preferred Share which is to be redeemed hereunder, the Corporation shall be obligated on the Series E-1 Scheduled Redemption Date, or such other date on which shares of Series E-1 Preferred are redeemed, to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series E-1 Preferred Share) an amount equal to the Series E-1 Liquidation Value of such Series E-1 Preferred Share (plus all accrued and unpaid dividends thereon), which amount shall be payable in cash, except as otherwise contemplated by subparagraph (e) below. If the funds of the Corporation legally available for redemption of Series E-1 Preferred Shares on the Series E-1 Scheduled Redemption Date or such other date on which a redemption is to occur are insufficient to redeem the total number of Series E-1 Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Series E-1 Preferred Shares pro rata among the holders of the Series E-1 Preferred Shares to be redeemed based upon the aggregate Series E-1 Liquidation Value of such Series E-1 Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon); provided that if the redemption is being effected pursuant to Section VI.4(c), those funds which are legally available shall be used to redeem the maximum number of shares of Series E-1 Preferred Shares and Series D Preferred Shares which are to be redeemed pursuant to Section IV.4(c) pro rata among the holders of such Series E-1 Preferred Shares and Series D Preferred Shares to be redeemed based upon the aggregate Series E-1 Liquidation Value of such Series E-1 Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon) and the aggregate Series D Liquidation Value of such Series D Preferred Shares held by each such holder (plus all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series E-1 Preferred Shares, such funds shall immediately be used to redeem the balance of the Series E-1 Preferred Shares which the Corporation has become obligated to redeem on the Series E-1 Scheduled Redemption Date or other date on which redemption is to occur but which it has not redeemed.

     (e) Redemption Payments in Shares of Common Stock. If, in connection with any redemption of Series E-1 Preferred Shares pursuant to subparagraph (c) above, the holder or holders of a majority of the Series E-1 Preferred then outstanding, voting for these purposes as a single class, requests that all or any portion of the Series D Preferred Shares and the Series E-1 Preferred Shares otherwise redeemable for cash pursuant to subparagraph (d) of this Section VI.4 and Section IV.4, respectively, shall instead be converted into shares of Common Stock, the Corporation shall, in lieu of paying such amount or designated portion in cash, issue to the holders of Series E-1 Preferred Shares so converted a number of shares of Common Stock equal to the Series E-1 Converted Redemption Amount divided by the IPO Price. Such issuance of Common Stock shall be deemed to have been effected as of the consummation of the IPO. In such event the Corporation shall deliver to the converting holder as soon as possible, and in any event within five (5) days, after consummation of the IPO and delivery to the Corporation of the certificates representing the Series E-1 Preferred Shares so converted, a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified. The issuance of certificates for such shares of Common Stock shall be made without charge to the holders of such Series E-1 Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon such a conversion of each Series E-1 Preferred Share, the Corporation shall take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. If any Series E-1 Preferred Shares are to be redeemed for cash or converted into shares of Common Stock, each form of such consideration shall be allocated and paid to holders of Series E-1 Preferred Shares pro rata according to holdings of Series E-1 Preferred Shares. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of

Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of Series E-1 Preferred at the time of consummation of an IPO, such number of shares of Common Stock issuable upon conversion of all outstanding Series E-1 Preferred at the time of the consummation of an IPO. The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series E-1 Preferred at the time of the consummation of an IPO.

     (f) Notice of Redemption or Conversion. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption or conversion of any Series E-1 Preferred to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption or conversion is to be made. In case fewer than the total number of Series E-1 Preferred Shares represented by any certificate are redeemed or converted, a new certificate representing the number of unredeemed Series E-1 Preferred Shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed Series E-1 Preferred Shares.

     (g) Determination of the Number of Each Holder's Series E-1 Preferred Shares to be Redeemed or Converted. Except as otherwise provided herein, the number of Series E-1 Preferred Shares to be redeemed from or converted by each holder thereof hereunder shall be the number of Series E-1 Preferred Shares determined by multiplying the total number of Series E-1 Preferred Shares to be redeemed or converted times a fraction, the numerator of which shall be the total number of Series E-1 Preferred Shares then held by such holder and the denominator of which shall be the total number of Series E-1 Preferred Shares then outstanding.

     (h) Dividends After Series E-1 Scheduled Redemption or Conversion Date. No Series E-1 Preferred Share shall be entitled to any dividends accruing after the date on which the Series E-1 Liquidation Value of such Series E-1 Preferred Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Series E-1 Preferred Share or after such shares are converted. On such date, all rights of the holder of such Series E-1 Preferred Share shall cease, and such Series E-1 Preferred Share shall no longer be deemed to be issued and outstanding.

     (i) Redeemed, Converted or Otherwise Acquired Series E-1 Preferred Shares. Any Series E-1 Preferred Shares which are redeemed, converted or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

         Section 5. Voting Rights.

         Each holder of Series E-1 Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings. Except as otherwise required by applicable law, each holder of shares of Series

E-1 Preferred shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the number obtained by taking (x) the aggregate Liquidation Value of the Series E-1 Preferred Shares held by such holder at the record date for the determination of stockholders entitled to vote on such matter plus the aggregate amount of accrued and unpaid dividends thereon as of such date or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited and dividing it by (y) $7.50 (the "Series E-1 Voting Denominator"). If the Corporation at any time after August 1, 2002 subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series E-1 Voting Denominator in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time after August 1, 2002 combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Series E-1 Voting Denominator in effect immediately prior to such combination shall be proportionately increased. Except as otherwise expressly provided herein or as required by law, the holders of shares of Preferred Stock and Common Stock shall vote together as a single class on all matters.

         Section 6. Protective Provisions. Subject to the rights of series of Preferred Stock that may from time to time come into existence pursuant to the requirements set forth in this Fifth Amended and Restated Certificate of Incorporation, so long as a majority of the shares of Series E-1 Preferred issued upon consummation of the Restructuring remain outstanding, the Corporation shall not authorize or issue, or obligate itself to authorize or issue, any other equity security, including any other security convertible into or exercisable for any equity security, having a preference as to liquidation which is senior to or pari passu with the Series E-1 Preferred with respect to the payments of dividends or distributions, but which is junior to the Series D Preferred with respect to payments of dividends or distributions, without first obtaining the approval of the holder or holders of at least a majority of the then outstanding shares of Series E-1 Preferred.

         Section 7. Participation Rights.

     (a) Right to Purchase. If the Corporation issues or sells, or authorizes the issuance or sale of any Covered Securities (as defined below), the Corporation shall offer to each holder of Series E-1 Preferred a percentage of such Covered Securities equal to the Holder Participation Percentage (subject to the reoffer provisions of Section VI.7(b) below). Each such holder shall be entitled to purchase such Covered Securities at the most favorable price and on the most favorable terms as such Covered Securities are offered, provided that Covered Securities are issued and sold by the Corporation at such price and on such terms; provided, further, that if a Person participating in such purchase of Covered Securities is required in connection therewith also to purchase other securities of the Corporation, the holders of Series E-1 Preferred exercising their rights pursuant to this Section VI.7 shall also be required to purchase such other securities on the same economic terms and conditions as those on which the offeree of the Covered Securities is required to purchase such other securities (e.g., such holder shall be required to purchase the same type and classes of such other securities, in the same proportions relative to their purchase of Covered Securities and at the same unit prices). Each holder of Series E-1 Preferred participating in such purchase shall also be obligated to execute agreements in the form presented to such holder by the Corporation so long as such agreements are substantially similar to those to be executed by other purchasers of Covered Securities (without taking into consideration any rights which do not entitle such a purchaser to a higher economic return on the Covered Securities than the economic return to which the other Persons participating in such transaction will be entitled with respect to Covered Securities). The purchase price for all Covered Securities offered to each holder of Series E-1 Preferred shall be payable in cash by wire transfer of immediately available funds to an account designated by the Corporation or, if different, in accordance with the payment terms on which the Covered Securities are being offered.

     (b) Election Notice. In order to exercise its purchase rights hereunder, each holder of Series E-1 Preferred must deliver a written notice (an "Election Notice") to the Corporation describing its election hereunder. Such Election Notice must be delivered to the Corporation during the 30-day period (the "Offering Period") following such holder's receipt of written notice from the Corporation describing in reasonable detail the type, class and number of Covered Securities being offered, the purchase price thereof, the payment terms, the prospective purchaser and the maximum amount thereof which are available for sale to such holder pursuant to this Section VI.7. If all of the stock and securities offered to the holders of Series E-1 Preferred pursuant to this
Section VI.7 is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Corporation to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of notice of such reoffer (the "Reoffer Period"). If a holder fails to deliver an Election Notice during the Offering Period, then such holder will be deemed to have waived such holder's rights under this Section VI.7 to purchase any of the Covered Securities, and if a holder delivers an Election Notice during the Offering Period under which the holder elects to purchase less than all of the Covered Securities available pursuant to this Section VI.7 for purchase by such holder, then such holder shall be deemed to have waived its rights under this
Section VI.7 to purchase any of the Covered Securities other than those which such holder has elected to purchase as set forth in such holder's Election Notice.

     (c) Expiration of Offering Period. Upon the expiration of the Offering Period (or, if applicable, the Reoffer Period) and during the 90-day period immediately thereafter, the Corporation shall be entitled to sell any Covered Securities which any holder of Series E-1 Preferred has not elected to purchase and those Covered Securities which were not subject to the purchase rights set forth in this Section VI.7, on economic terms and conditions no more favorable to the offeree of such Covered Securities than those offered to holders of Series E-1 Preferred pursuant to Section VI.7(a). Any Covered Securities offered or sold by the Corporation after such 90-day period must be reoffered to each holder of Series E-1 Preferred pursuant to the terms of this Section VI.7.

     (d) Covered Securities. For purposes hereof, "Covered Securities" means any of the Corporation's equity securities, or any securities containing options or rights to acquire the Corporation's equity securities, having a preference in respect of distributions upon liquidation which is senior to or pari passu with the Series D Preferred other than (i) issuance of Series D Preferred in connection with the Restructuring or (ii) securities issued in connection with the grant or exercise of stock or options to employees, officers or directors of the Corporation or its Affiliates (solely in their capacity as employees, officers or directors).

     (e) Percentage Allocation. For purposes of this Section VI.7, the Holder Participation Percentage with respect to a holder of Series E-1 Preferred shall be a percentage determined pursuant to the following formula:

     Holder Participation Percentage = (SOH/30,000) multiplied by 25%

                                      where

     SOH = number of shares of Series E-1 Preferred owned by the applicable holder

     (f) Termination. The rights of the holders of the Series E-1 Preferred under this Section VI.7 shall automatically terminate upon the first to occur of
(i) the consummation by the Corporation of an IPO or (ii) the consummation of the second issuance of Covered Securities (whether or not consecutive) where the holder or holders of a majority of the Series E-1 Preferred then outstanding that are not held by Affiliates of the Corporation fail to purchase, in the aggregate, at least 25% of the aggregate amount of Covered Securities which such holder or holders are eligible to purchase hereunder.

VII. Priority of Preferred Stock.

         Section 1. Priority in Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, if the assets of the Corporation to be distributed among the holders of Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the assets of the Corporation to be distributed to such holders shall be distributed (i) first, to the holders of Series D Preferred, until such holders have been paid the aggregate amount which they are entitled to be paid, or, if the assets to be distributed are insufficient for such purpose, the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series D Preferred held by each such holder, (ii) second, to the holders of Series E Preferred and Series E-1 Preferred, until such holders have been paid the aggregate amount which they are entitled to be paid, or, if the remaining assets to be distributed are insufficient for such purpose, the remaining assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series E Preferred and Series E-1 Preferred held by each such holder, (iii) third, to the holders of Series B Preferred and the Series C Preferred, until such holders have been paid the aggregate amount which they are entitled to be paid, or, if the remaining assets to be distributed are insufficient for such purpose, the remaining assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series B Preferred and the Series C Preferred held by each such holder, and (iv) fourth, the balance (if any) shall be distributed ratably among the holders of Series A Preferred based upon the aggregate Series A Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred held by each such holder.

         Section 2. Priority on Dividends, Redemptions, etc. So long as any Series D Preferred remains outstanding, without the prior written consent of Willis Stein, collectively with the holder or holders of a majority of the outstanding shares of Series D Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Series A Preferred, Series B Preferred, Series C Preferred, Series E Preferred, Series E-1 Preferred or any

Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Series A Preferred, Series B Preferred, Series C Preferred, Series E Preferred, Series E-1 Preferred or any Junior Securities (other than dividends payable in shares of Common Stock issued upon the outstanding shares of Common Stock); so long as any Series E Preferred or Series E-1 Preferred remain outstanding, without the prior written consent of the holder or holders of a majority of the outstanding shares of Series E Preferred and Series E-1 Preferred (voting together as a single class), the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Series A Preferred, Series B Preferred, Series C Preferred or any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Series A Preferred, Series B Preferred, Series C Preferred or any Junior Securities (other than dividends payable in shares of Common Stock issued upon the outstanding shares of Common Stock); so long as any Series B Preferred and Series C Preferred remains outstanding, without the prior written consent of Willis Stein, collectively with the holder or holders of a majority of the outstanding shares of Series B Preferred and Series C Preferred (each such series voting as a separate class), the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Series A Preferred or any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Series A Preferred or any Junior Securities (other than dividends payable in shares of Common Stock issued upon the outstanding shares of Common Stock); provided that the Corporation may repurchase shares of capital stock from present or former employees of the Corporation and its Subsidiaries in accordance with the arrangements and agreements which have been approved by the Corporation's Board of Directors.

                                C. COMMON STOCK

         The number of shares of Common Stock shall be as set fourth in this Article Four. The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Common Stock are as follows:

         Section 1. Voting Rights.

         Except as otherwise required by applicable law, the holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation

         Section 2. Dividends.

         As and when dividends are declared or paid with respect to shares of Common, whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to receive such dividends ratably on a per share basis. The right of the holders of Common Stock to receive dividends are subject to the provisions of the Preferred Stock.

         Section 3. Liquidation.

         Subject to the provisions of the Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common in any liquidation, dissolution or winding up of the Corporation.

                                D. MISCELLANEOUS

         Section 1. Registration of Transfer.

         The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock and Preferred Stock. Upon the surrender of any certificate representing Common Stock or Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

         Section 2. Replacement.

         Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Common Stock and Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 3. Definitions.

         "Affiliate" of any Person means any other person, entity or investment fund controlling, controlled by or under common control with such Person and, in the case where such Person is a partnership, any partner of such Person.

         "Change of Control" means a sale of the Corporation after which a Person or group of related Persons, other than Willis Stein, acquires (i) capital stock of the Corporation possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Corporation's capital stock) or (ii) all or substantially all of the Corporation's assets determined on a consolidated basis.

         "IPO" means the initial public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act.

         "IPO Price" means the price per share of Common Stock received by the Corporation in the IPO.

         "Junior Securities" means any capital stock or other equity securities of the Corporation, except for the Preferred Stock.

         "Liquidation Value" means the liquidation value of a share of Preferred Stock, as set forth in this Certificate of Incorporation.

         "Market Price" of any security means the average of the closing prices of such security's sales on the principal securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day prior to the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and Willis Stein, collectively with the holder or holders of a majority of the Series C Preferred. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Preferred Stock. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

         "Person" means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Restructuring" means the proposed restructuring of Ziff Davis Media Inc.'s $250 million 12% Senior Subordinated Notes due 2010 pursuant to which the Corporation and Ziff Davis Media Inc. will, among other things, (i) issue, in exchange for such Senior Subordinated Notes, a combination of cash, newly issued senior subordinated notes, shares of Series E Preferred and Warrants to purchase shares of Common Stock, and (ii) issue shares of Series D Preferred to certain investors making an equity investment in the Corporation in an aggregate amount not less than $60,000,000.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Series A Converted Redemption Amount" means the aggregate Series A Liquidation Value (plus all accrued and unpaid dividends thereon) of the Series A Preferred Shares required to be converted into Common Stock hereunder.

         "Series B Converted Redemption Amount" means the aggregate Series B Liquidation Value (plus all accrued and unpaid dividends thereon) of the Series B Preferred Shares required to be converted into Common Stock hereunder.

         "Series D Converted Redemption Amount" means the aggregate Series D Liquidation Value (plus all accrued and unpaid dividends thereon) of the Series D Preferred Shares required to be converted into Common Stock hereunder.

         "Series E Converted Redemption Amount" means the aggregate Series E Liquidation Value (plus all accrued and unpaid dividends thereon) of the Series E Preferred Shares required to be converted into Common Stock hereunder.

         "Series E-1 Converted Redemption Amount" means the aggregate Series E-1 Liquidation Value (plus all accrued and unpaid dividends thereon) of the Series E-1 Preferred Shares required to be converted into Common Stock hereunder.

         "Series A Liquidation Value" of any Series A Preferred Share shall be equal to $1,000.

         "Series B Liquidation Value" of any Series B Preferred Share shall be equal to $1,000.

         "Series C Conversion Stock" means the shares of the Corporation's Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Series C Preferred are issued by an entity other than the Corporation or there is a change in the types or classes of securities so issuable, then the term "Series C Conversion Stock" shall mean one share of each security issuable upon conversion of the Series C Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

         "Series C Liquidation Value" of any Series C Preferred Share shall be equal to $1,000.

         "Series D Liquidation Value" of any Series D Preferred Share shall be equal to $1,000.

         "Series E Liquidation Value" of any Series E Preferred Share shall be equal to $1,000.

         "Series E-1 Liquidation Value" of any Series E-1 Preferred Share shall be equal to $1,000.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

         "Willis Stein" means, collectively, Willis Stein & Partners II, L.P., Willis Stein & Partners Dutch, L.P., Willis Stein & Partners III, L.P., Willis Stein & Partners Dutch III-A, L.P., Willis Stein & Partners Dutch III-B, L.P., Willis Stein & Partners III-C, L.P. and any other partnership the general partner of which is the general partner of Willis Stein & Partners III, L.P., but including any such Person only so long as such Person holds shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Common Stock or warrants, options or convertible securities to acquire any of the foregoing.

         Section 4. Notices.

         Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and
(ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                  ARTICLE FIVE

         The Corporation is to have perpetual existence.

                                   ARTICLE SIX

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the bylaws of the Corporation.

                                  ARTICLE SEVEN

         Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation. Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

                                  ARTICLE EIGHT

         To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE EIGHT shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE NINE

         The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                   ARTICLE TEN

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                    * * * * *

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